PREPAYMENTS (Tables)	12 Months Ended
Jun. 30, 2025
PREPAYMENTS [Abstract]
Schedule of Prepayments

	2025	2024
	US$	US$
Current
Blacksand option prepayments(1)	-	5,500,000
Construction prepayments	2,741,220	-
Other prepayments	497,674	571,735
Total current prepayments	3,238,894	6,071,735

Non-current
Security deposits	438,704	-
Other non-current prepayments	459,031	-
Total non-current prepayments	897,735	-
Notes:
(1)As of June 30, 2024, the Group had an exclusive option to purchase certain assets (including all intellectual property rights) of Blacksand. As consideration for the option, IperionX made option payments to Blacksand totaling $5,500,000 during the Option Period which represents the prepayments above. During the year ended June 30, 2025, the Group exercised its exclusive option to purchase intellectual property rights. See Note 9 for additional details.